Founded in 2011 | Located in Los Angeles, CA | NASDAQ:FLGT Investor Presentation November 7, 2022 Exhibit 99.3

Disclaimer Forward-Looking Statements and Market Data This presentation contains forward-looking statements, which are statements other than those of historical facts and which represent the estimates and expectations of Fulgent Genetics, Inc. (the “Company”) about future events based on current views and assumptions. Examples of forward-looking statements made in this presentation include, among others, those related its anticipated growth and positioning, addressable market estimates, the Company’s mission and strategies, the success of its business model and strategy, anticipated future revenue and guidance, evaluations and judgments regarding the Company’s business, products, technologies, competitive landscape, scalability, plans regarding development and launch of potential future products, and any businesses the Company may seek to acquire or has acquired, including statements regarding Inform Diagnostics, CSI Laboratories, Helio Health, and any potential synergies. The Company’s views and assumptions on which these forward-looking statements are based may prove to be incorrect. As a result, matters discussed in any forward-looking statements are subject to risks, uncertainties and changes in circumstances that may cause actual results to differ materially from those discussed or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from those implied by forward-looking statements are disclosed under “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including its annual report on Form 10-K filed on February 28, 2022, and other reports it files from time to time. Because of these factors, you should not rely upon forward-looking statements as predictions of future events. The forward-looking statements in this presentation are made only as of the date hereof, and, except as required by law, the Company assumes no obligation to update any forward-looking statements in the future. The company’s reports filed with the SEC, including its annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022 and the other reports it files from time to time, including subsequently filed quarterly and current reports, are made available on the company’s website upon their filing with the SEC. These reports contain more information about the company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release. This presentation also includes market data and forecasts with respect to the industry in which the Company operates. In some cases, the Company relies upon and refers to market data and certain industry forecasts that have been obtained from third-party surveys, market research, consultant surveys, publicly available information and industry publications that the Company believes to be reliable. These data and estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Non-GAAP Financial Measures This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP measures to GAAP measures is contained in this presentation.

Mission, Core Values, and Strategy Mission Develop flexible and affordable genomic testing that improves the everyday lives of those around us Core Values Innovation Customer service and commitment Quality Efficiency Strategy Leverage our proprietary NGS platform for broad application Operational excellence Disciplined M&A We are a premier global, technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health

Leadership Team



Ming Hsieh
Chief Executive Officer

Experienced operational leader, entrepreneur and philanthropist

Previously CEO, President, and Chairman of Cogent Systems

Member of the National Academy of Engineering; Fellow of the National Academy of Inventors; Trustee of USC



Paul Kim
Chief Financial Officer

Experienced financial leader and Certified Public Accountant

Previously CFO of Cogent Systems; sold to 3M for $943M in 2010

B.A. in Economics from University of California at Berkeley



Dr. Harry Gao
Lab Director and Chief Scientific Officer

Previously Lab Director at City of Hope

Clinical molecular genetics training fellowship and post-doctoral fellowship at Harvard Medical School

M.S. in Immunology, and M.D. and Ph.D. in Microbiology, Immunology, and Medical Genetics



James Xie
Chief Operating Officer

Responsible for managing all global operations, product vision and product engineering

Served as an SVP of Cogent

B.A. in Engineering, M.S. in Industrial Engineering and an M.S. in Computer Science



Brandon Perthuis
Chief Commercial Officer

Extensive experience leading genetic testing commercialization programs since 2003

Previously VP of Sales and Marketing of the Medical Genetics Laboratory at Baylor College of Medicine

Prior to Baylor, held senior roles at PerkinElmer and Spectral Genomics



Dr. Lawrence Weiss
Chief Medical Officer

Esteemed background in molecular science and pathology

Most recently Chief Medical Officer at NeoGenomics; prior senior role at Clarient.

Chairman Emeritus of Pathology at City of Hope National Medical Center

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History of Fulgent Genetics



Founded with initial focus on pediatric rare disease
2011
COGENT SYSTEMS
Ming Hsieh
Paul Kim
James Xie
City of Hope
Dr. Harry Gao
Nasdaq IPO
Combined technology approach from Cogent with genetics expertise from the City of Hope
Launched JV with Xi Long in China
Launched Picture, at-home genetic test offering
2015-2019
Tests for oncology, cardiovascular, and neurological disorders added
Women's health and prenatal testing added
Baylor College of Medicine
Brandon Perthuis
Rapid Expansion enabled by proprietary technology platform
Launched COVID-19 testing
2020
Opened lab in Houston, TX
Awarded multiple testing contracts from a variety of States
CSI Laboratories
A FULGENT GENETICS COMPANY
Helio
HEALTH
Awarded CDC contract to study variants
2021
NEO GENOMICS
Dr. Larry Weiss
Acquired controlling ownership of Chinese JV
INFORM DIAGNOSTICS
2022 & Beyond
Second Oncology Lab in Southern California
Vision of being one-stop shop for genomic testing
Integrating acquisitions and partnerships
Capital deployment in M&A opportunities
Disciplined execution with expanding team

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Well positioned to execute on a growth strategy that includes organic and inorganic initiatives, including: Transformational acquisition of Inform Diagnostics Ramping and integration of capabilities of CSI Labs Scaling partnerships – Helio Health and Spatial Genomics Potential future acquisitions with a strategy of short and long term ROI, tangible synergies and efficient capital deployment Fulgent is Positioned to Execute on Our Growth Strategy Proprietary technology platform allows for rapid scaling of a broad, flexible test menu 18,400+ Genes | 900+ Panels | Customizable Offerings $106M Q3 Revenue 952,000 Q3 Billable Tests +110% Q3 YoY Core Revenue Increase Next-generation sequencing (NGS) platform complemented with growing portfolio of emerging testing technologies with a focus on oncology

Inform Diagnostics Acquisition Inform Diagnostics Strategic Highlights Test Menu Expansion: Acquisition extends Fulgent’s capabilities into the pathology testing market Commercial Synergies: With the addition of Inform Diagnostics’ extensive testing capabilities, nationwide salesforce, and significant managed care contracts, Fulgent is better positioned to become a one-stop shop for diagnostic services throughout the healthcare continuum and across the U.S Managed Care Relationships: Extends Fulgent’s in-network relationships with managed care organizations to over 300 million covered lives Geographic Reach: Expands Fulgent’s geographic footprint with the addition of CLIA, CAP, and NY State certified laboratories in New York, Arizona, Massachusetts, and Texas Attractive Financial Profile: Transaction has the potential to contribute meaningfully to Fulgent’s annual core revenue and is expected to have a positive impact to pro forma EBITDA Core Products and Services Portfolio Breast Pathology: Full spectrum of care, including services for interventional radiologists, breast surgeons, and breast oncologists Dermatopathology: Fellowship trained dermatopathologists Gastrointestinal Pathology: GI pathologists have a collective 500 years of post-training pathology experience and 1,500 peer reviewed studies between them Hematopathology: Is a subspecialty whereby each member of the Company sees >1,000 bone marrow specimens each year Neuropathology: Offers specialized neuropathology testing services Urologic Pathology: Is comprised of subspecialists that specialize in areas such as prostate, bladder/urinary tract, and testis pathology Operates anatomic pathology laboratories that provide diagnostic services in the fields of breast health, dermatology, GI, hematology, neuropathology, urology, and COVID-19 Founded in 1996 and headquartered in Irving, Texas 500+ Preferred Provider Agreements; 70-80% in-network CLIA-certified and CAP-accredited laboratories ~20 Sales Professionals ~550 total employees

CSI Laboratories Acquisition CSI Laboratories Strategic Highlights Enter High Value Markets: Expansion into somatic genetic testing market, which is expected to grow to $16.8 billion by 2030 Revenue Synergy Opportunities: Leveraging Fulgent’s best-in-class technology and Next Generation Sequencing (“NGS”) expertise in new oncology markets Geographic Footprint: Geographic expansion of CSI’s reach beyond the Southeastern part of the United States Specialized Personnel: CSI’s team includes laboratory industry veterans, a salesforce with deep relationships, and oncology-focused scientific expertise Core Products and Services Portfolio Flow Cytometry Cytogenetic Analysis Fluorescence in-situ hybridization (FISH) Immunohistochemistry Molecular genetics Consultations in hemopathology and surgical pathology Specialized cancer diagnostics laboratory focused on meeting the needs of pathologists and community hospitals Founded in 1997 and headquartered in Alpharetta, Georgia Offers more than 400 unique tests with a focus on oncology CLIA-certified and CAP-accredited laboratory Profitable with quality customers, reimbursement contracts, and established service offerings Sales team focused in the South-Southeast United States

Target Market Opportunity

fulgent + Helio

CSI | Helio | Spatial Genomics

- Genes & Panels
- Known Mutation
- Genomic Testing
- Hereditary Cancer
- Infectious Disease
- Tumor Profiling
- Newborn Genetics
- Sequencing Service
- Carrier Screens
- Spatial Biology

\+

INFORM DIAGNOSTICS

Anatomic Pathology Capabilities

- **Services Include:**
  - Breast pathology
  - Gastrointestinal pathology
  - Dermatopathology
  - Urologic pathology
  - Neuropathology
  - Hematopathology

Substantial Geographic Footprint

- Provides services to 1,300 clients representing 2,700 physicians across the United States
- Expansive in-network relationships with over 300 million covered lives

Cancer Diagnostics	Early Detection / Liquid Biopsy	Reproductive Health	Pharma Services
$80B market[1]	$18B market[1]	$7B market[2]	$50B market[3]

1) Market sizes sourced from Wall Street equity research
2) Market size sourced from Frost & Sullivan
3) Market size sourced from Research and Markets, April 2022

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Building Fulgent’s Platform and Capabilities Cancer Diagnostics Reproductive Health Early Detection / Liquid Biopsy Genes & Panels Tumor Profiling Known Mutation Newborn Genetics Hereditary Cancer Carrier Screens Genomic Testing Sequencing Service seqFISH Technology Comprehensive Diagnostics Platform Anatomic Pathology Infectious Disease Spatial Biology

What Sets Fulgent Apart?

A New Approach to NGS

- Proprietary probes and engineered chemistry
- Comparison and Suppression Algorithms
- Comprehensive analytics powered by AI and ML

Leads to a Broader Test Menu

- 18,400+ single-gene tests [1]
- 900+ panels
- Whole Genome and Exome
- Flexibility enables custom tests for any genes or conditions
- Preset panels have grown 350% since IPO in 2016

And a Better Cost Structure

- Average COGS per Test: $60 [2]
- Lab efficiencies, automation and scale have translated to a sustainable cost structure
- Partnerships create leverage with sales and marketing
- Process 100% of volume without the need for outsourcing

fulgent

Superior Cost Structure

Extensive Test Menu

Technology Platform

1) Represents genes covered by single-gene tests.
2) For Q3 2022. Includes all tests available for sale (e.g., Whole Exome, Whole Genome, Large Panels, Small Panels, Comprehensive and Focus Cancer Panels and Single-Gene Tests, COVID-19 Tests, and vaccines). Also excludes stock-based compensation. See GAAP reconciliation.

fulgent 11

Proprietary Technology Platform

Differentiated Technology...

- Engineered genetic biochemistry, including reagents and probes
- Data suppression and comparison algorithms
- Adaptive learning software
- Automated reporting

...Provides a Multitude of Advantages

- Broad test menu
- Ability to rapidly develop and launch new tests
- Customizable test offerings
- Lower costs per billable test
- High efficiency

Record Management:

- Patient Record
- FulgentDB

Lab Workflow:

- Wet Lab
- Auto Lab
- BioBank

Pipeline Services:

- Germline
- Somatic
- Custom
- Dry Lab Service
- Data Analysis

Curation Cloud:

- Report Editor
- Curation Warehouse
- Curation Tools
- Curation Content


Record Management
Lab Workflow
Pipeline Services
Curation Cloud
Sequencing Service
Clinical Workflow
Web Portal Services

Web Services for:

- Patients and Providers
- Fulgent and Picture Websites
- Research Portal
- Benefit Analysis

Clinical Workflow for:

- Cancer
- Carrier
- Exome
- Genome
- Mito
- Somatic
- Other

Sequencing Services:

- WSG/WES
- RNA
- Oncology
- Single Cell
- Methylation
- Mitochondrial
- Rent-a-lane

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Fulgent's Broad Capabilities

Next Generation Sequencing Opportunities

COVID NGS

- **Research driven platform** working with local and federal government on genomic studies
- **CDC contract** awarded Fulgent worth up to $47M to study SARS-CoV-2 using Fulgent's NGS platform
- **Capacity** of 10,000 NGS tests per day
- **Used** to identify new strains and mutations

Core NGS

Recent Traction with:

- Hereditary Cancer
- Cardiovascular Genetics
- Reproductive Health
- Neurodegenerative Genetics

Newly launched pharmacogenetic test

Aggressively expanding sales and commercial organization

Specialized Oncology Testing

Wide Array of Technologies

- **Services Include:**
  - Flow cytometry
  - Cytogenetic analysis
  - Fluorescence in-situ hybridization (FISH)
  - Immunohistochemistry
  - Molecular genetics
  - Consultations in hematopathology and surgical pathology
  - NGS

Commercialized COVID-19 Testing

Primarily RT-PCR Based Testing

- **Contracts with:**
  - School systems
  - Nursing homes
  - Athletic organizations
  - Specialty health clinics
  - Travel organizations
  - Government agencies
- **Offered through:**
  - Drive through sites
  - Picture at-home kits
  - Managed on-site programs

Comprehensive Anatomic Pathology Services

Broad Anatomic Pathology Capabilities

- Breast pathology
- Gastrointestinal pathology
- Dermatopathology
- Urologic pathology
- Neuropathology
- Hematopathology

Managed care contract network and **physician relationships** will be leveraged to provide diagnostic products and services **complementary to Fulgent's portfolio**

Expansive geographic presence with several **CLIA-licensed** laboratories across the United States fulgent 13

Fulgent's Menu is Scalable and Affordable to Customers


Q3 '22 Average Sales Price / Test: ~$111
GREATER OFFERINGS THAN COMPETITORS
Average Sales Price / Test
CNV+
Whole Genome
Whole Exome
Clinical Exome
Comprehensive Panel
Large Panel
Small Panel
Focus Panel
Single-Gene / Custom
Cytogenetics
Molecular
FISH
Flow Cytometry
Histopathology
MANY COMPETITORS DO NOT OFFER
CSI Laboratories
A FULGENT GENETICS COMPANY
Q3 '22 Average COGS / Test: ~$60(1)

1) For Q3 2022. Includes all tests available for sale (e.g., Whole Exome, Whole Genome, Large Panels, Small Panels, Comprehensive and Focus Cancer Panels and Single-Gene Tests, COVID-19 Tests, and vaccines). Also excludes stock-based compensation. See GAAP reconciliation.

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NGS Testing – Offerings Site-Specific Testing Known Mutation Focus (30 Genes) Comprehensive (127 Genes) Somatic Cancer Panels 19 Panels Repeat Expansion 18,400+ Genes Single Gene 900+ Panels Customizable Panels Disease Panels Clinical Exome (4,500+ Genes) Whole Exome Exome Tests

NGS Testing – Germline Oncology Test Menu Fulgent Focus Cancer Panels Fulgent Comprehensive Cancer Panels Customizable: Add additional cancer genes or panels at no charge Genes: 30 Methods: NGS & Del/Dup Coverage: 99% at 50x Del/Dup ≥ 1 Exon TAT: 2 – 3 Weeks Customizable: Add additional cancer genes or panels at no charge Methods: NGS & Del/Dup Genes: 127 Coverage: 99% at 50x Del/Dup ≥ 1 Exon TAT: 2 – 3 Weeks Focused Comprehensive

Oncology Testing Platforms

FISH

- Expansive heme and solid tumor menu
- STAT testing available
  - PML/RARA <1 day TAT
- CD138 cell enrichment for PCM
- 3-5 Day turnaround time

HISTOLOGY

- 225+ stains
- Platform agnostic
  - Roche, Agilent and Leica IHC
- Three levels of service – Tech, Global, Consultative
- PD-L1 - Various IVD platforms and indications
- <1 to 2 Day turnaround time

CYTOGENETICS

- Oncology and constitutional
- >20% abnormality detection rate
- Mitogen stimulation/dual culture
- DSP30 (detection of B-cell disorders)
- Interleukin 4 for plasma cell myeloma
- Phytohemagglutinin and Interleukin 2 (detection of T-cell disorders)
- Children's Oncology Group approved
- 5-7 Day turnaround time

FLOW CYTOMETRY

- 10-color platform
- Comprehensive panel design
- High-sensitivity for paroxysmal nocturnal hemoglobinuria
- Expert analysis and interpretation
- 12-24 hour turnaround time

MOLECULAR

- Hematology and solid tumor menu
- Extensive single gene menu
- NGS
- 5-7 day turnaround time [NGS 10-14 days]

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The Focus Carrier screen is a pan-ethnic screen that looks for pathogenic mutations known to cause autosomal recessive and X-linked disorders Gene Count: 30 The Ashkenazi Jewish carrier screens for pathogenic carrier variants known to cause recessive genetic disorders Gene Count: 61 The ACOG/ACMG panel screens for common genetic disorders seen in the general population Gene Count: 6 The Expanded Panel with “opt-in” genes, these 9 genes are associated with mild or adult-onset presentation disease Gene Count: 436 The Expanded Panel screens for more than 400 recessive and X-linked conditions that covers people of all ethnic backgrounds Gene Count: 427 NGS Testing – Panel Deep Dive Largest panel available, covering over 400 conditions NGS of entire genes, not just hotspots Deletion and duplication analysis TAT: 2 – 3 weeks Beacon Carrier Screening Beacon ACOG / ACMG Guidelines Panel Beacon Ashkenazi Jewish Panel Beacon Focus Panel Beacon Expanded Panel Beacon Expanded + Opt-in Genes Comprehensive Beacon Carrier Screening Tests

NGS Testing – Women’s Health: PGT-A Increased Chance of Pregnancy Embryos with a normal number of chromosomes have a better chance of resulting in successful pregnancy More Confidence in Transferring a Single Embryo Avoid health risks associated with twin or triplet pregnancies that can occur from multiple embryo implantation Reduced Risk of Miscarriage Embryos with an abnormal number of chromosomes (aneuploid) typically do not result in successful pregnancy or may result in birth defects Fewer Number of Embryo Transfer Cycles Needed Reduce the amount of time to pregnancy and the costs of additional IVF cycles PGT-A Can Expand a Patient’s Prospects of a Successful Pregnancy Preimplantation Genetic Testing for Aneuploidy (PGT-A) can identify potentially abnormal embryos for transfer in IVF, thereby expanding a patient’s prospects of a successful pregnancy Women 35+ Who is PGT-A testing for? Those who have experienced miscarriages Those who want to reduce the likelihood of having multiples Couples experiencing male factor infertility Those who have experienced IVF failure

NGS Testing – Rapid Whole Genome for Newborns Screens for over 200 health conditions Identifies potential health risks before symptoms arise Early detection known to have a positive impact Simple cheek swab collection for your baby : No pricks, sticks, or tears necessary Newborn Genetic Screening Goes Beyond Standard Newborn Screening Multiple congenital anomalies Inborn errors of metabolism Immunodeficiency Respiratory distress Epilepsy Ideal for Infants Experiencing: 20 out of the 35 infants (57%) received dx 13 out of the 20 dx infants (65%) had clinical usefulness for treatment In a Retrospective Analysis of Diagnostic and Clinical Finding with 35 Acutely Ill Infants (2015): TAT of 7 - 10 Days Designed for critically ill infants in the NICU or PICU to rapidly diagnose genetic disorders

Parenting Carrier test that screens for genes associated with 30 genetic conditions Newborn Screens newborns for genes associated with various genetic conditions Wellness Screens adults for genetic variants that indicate disease risk PD Aware Assesses risk for Parkinson's Disease COVID-19 Infection Test At-home collection kit for RT-PCR test for COVID-19 Consumer Initiated Tests – Picture Genetics Targeting the Large Consumer Market with Picture Genetics Launched in 2019 with significant growth amid COVID-19 A consumer-focused offering that merges clinical utility with accuracy of an accredited lab Extends Fulgent’s NGS capabilities to a broader market Validated by successfully scaling to several million billable tests performed within months for COVID-19, after receiving an EUA Performs a complete sequencing (vs genotyping) analysis for better, more accurate results Patient-friendly with easy to use “order from home” model – no doctor visits or insurance necessary, though many tests are eligible for reimbursement Full service offering that includes analysis and genetic counseling support COVID-19 Antibody Test Neutralizing antibody test for COVID-19

Summary Financial Performance $56M Core Revenue1 in Q3’22 $297M LTM Operating Cash Flow as of Q3’22 ~484,000 LTM Core Tests as of Q3’22 110% growth year-over-year ~185% growth year-over-year ($ in thousands) +101% year-over-year Core Revenue excludes NGS COVID-19 test volume

Financial Performance: Revenue Profile ($ in thousands) (in thousands) ($ in thousands) (in thousands) Core Revenue excludes NGS COVID-19 test volume

Figure is not in accordance with GAAP because it does not include equity-based compensation, amortization, restructuring cost, and acquisition-related costs. (1) Financial Performance: Margin Profile (1) (in thousands) (1)

2022 Financial Guidance Q4 2022 Full Year 2022 Change from Prior Quarter RT-PCR COVID-19 $8 M $433 M - $47 M NGS COVID-19 (CDC) Fulgent Core NGS $52 M + 86% y/y1 $178 M + 92% y/y1 - $7 M CSI and Inform Diagnostics Contributions Total $60 M -76% y/y $611 M -38% y/y - $54 M COVID Core Core Revenue excludes NGS COVID-19 test revenue for more accurate year over year comparison purposes.

Balance Sheet

Non-GAAP Financial Adjustments

Founded in 2011 | Located in Los Angeles, CA | NASDAQ:FLGT